SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT






                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934




                         Date of Report - June 13, 2002


                             CH ENERGY GROUP, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)


NEW YORK                           0-30512                     14-1804460
------------------          ------------------          ------------------------
State or other               (Commission File                (IRS Employer
Jurisdiction of               Identification                    Number)
Incorporation number

284 South Avenue, Poughkeepsie, New York                      12601-4879
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (845) 452-2000

Item 5.      Other Events.
------       ------------

     1. Retirement of Allan Page. Registrant on June 13, 2002, issued a press release announcing the retirement, effective August 1, 2002, of Mr. Allan Page as President of Central Hudson Energy Services, Inc. ("Services") as described in the Press Release of Registrant filed herewith as Exhibit 99(i)13 to which reference is made. Services is a wholly-owned subsidiary of Registrant. Mr. Page will also retire on August 1, 2002, as Executive Vice President of Registrant.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
------      ------------------------------------------------------------------
      (a)   Exhibits.

            See Exhibit Index.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CH ENERGY GROUP, INC.
                                                 (Registrant)



                                    By:         /s/Donna S. Doyle
                                         -------------------------------------
                                                  DONNA S. DOYLE
                                            Vice President - Accounting
                                                 and Controller

Dated:  June 13, 2002
                                       2

                                  Exhibit Index
                                  -------------

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description
-----------                   -------------------

99(i)13 Press Release of CH Energy Group, Inc., issued June 13, 2002, relating to the retirement of Mr. Allan Page.